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                            SECOND AMENDMENT TO THE
                    ADVANCED TECHNOLOGY LABORATORIES, INC.
                                RETIREMENT PLAN



The Advanced Technology Laboratories, Inc. Retirement Plan (the "Plan"), as amended and restated effective May 17, 1994, is amended as follows pursuant to
Section 11.1 of the Plan, effective July 1, 1996.

1. The first sentence of Section 1.13 Eligible Employee is deleted in its entirety and replaced with the following:

     "Eligible Employee" means any Employee who is on the active, regular payroll of the Employer, provided, however, the term "Eligible Employee" does not include any temporary, cooperative or leased employee, or any Highly Compensated Employee who is a third country national or temporary assignment in the United States."

     IN WITNESS WHEREOF, Advanced Technology Laboratories, Inc. has caused this Second Amendment to be duly executed on the 25th day of July, 1996.

                                             FOR ADVANCED TECHNOLOGY
                                             LABORATORIES, INC.



/S/ [SIGNATURE ILLEGIBLE]                    /S/ Harvey N. Gillis
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  Witness                                      Harvey N. Gillis
                                               Sr. Vice President and Chief
                                               Financial Officer